房屋租赁合同
Lease Contract

甲方（出租方）：于爱琴、徐刚
Party A (Leasor): Aiqin Yu, Gang Xu

乙方（承租方）：葫芦岛七彩蓝莎建筑装饰工程有限公司
Party B (Leasee): Huludao Qicai Lansha Construction Decoration Engineering Co., Ltd

根据《中华人民共和国合同法》及有关规定，为明确甲、乙双方的权利和义务，经双方协商一致，签订本合同：
In order to definite the rights and obligations of Party A and Party B, both parties sign this contract through negotiations, in accordance with Contract Law of the People's Republic of China and the related regulations:
一、 甲方将其合法拥有的坐落在葫芦岛市新区飞天广场商务大厦A座10楼出租给乙方使用。
      Party A leases its legally owned Suite A 10F, Plaza Apartment, Feitian Square, Huludao New District to Party B.
二、 租赁期限为2011年1月1日至2014年12月31日止，共计四年。
      The term of lease totals four years, from January 1, 2011 to December 31, 2014.
三、 房屋租金为84000元/年。

     The house rent is RMB 84,000 per year.
四、 租金支付方式：每年交付一次，于每年1月份交付当年的房屋租金。
     Rent payment: the house rent shall be paid in January once per year.
五、 双方责任及义务
     Responsibilities and obligations of both parties
1、 租赁期间，双方不得无故解除本合同，若因任何一方有特殊情况需要解除合同，必须提前十五天通知对方，并征得对方同意后，方可解除本合同；造成对方损失的，由违约方承担赔偿责任。
    Neither of the parties shall terminate the contract for no reason during the lease term. Any party that needs to terminate the contract due to special causes shall inform the other fifteen days in advance, and may not terminate this contract until achieving the other party's consent. The default party shall undertake the liability for damage to the other party.
2、 乙方租房期满需要续租必须提前三十天通知出租方。
    If Party B needs to renew the lease after the termination of lease contract, it shall inform the Leasor thirty days in advance.
3、 乙方不得擅自将房屋转租、转让或转借；不得利用房屋进行非法活动或存放危险用品，否则甲方有权解除本合同，收回房屋。
    Party B shall not sublease, transfer or underlease the house without authorization; it shall not utilize the house to make illegal activities or deposit dangerous articles, otherwise Party A is entitled to terminate this contract and recover the housing.

4、 租赁期间，乙方不得私自改变房屋结构，乙方如需改装设施，应征得甲方同意，但不得损坏房屋结构。
       During the lease term, Party B shall not privately change the building structure. If Party B needs to modify the facilities, it shall ask for the permission of Party A, without damaging the building structure.
5、甲方对房屋应定期检查、修缮，以保障乙方居住安全和正常使用。
若因乙方使用不当对房屋造成的损坏，由乙方负责修缮。
       Party A shall make regular examinations and betterments to guarantee the housing security and normal use of Party B. If Party B makes damages to the housing because of misuse, it is responsible for the betterment.
6、 租赁期间，如甲方将房产所有权转移给第三方时，合同对新的房产所有者继续有效。
    If Party A transfers the property ownership to the third party during the lease term, the contract continues to be effective to the new house owner.
7、 合同期满后，乙方应在十日内将租赁房屋腾空，按时交还甲方。（乙方有优先租赁权，但价格须重新协商）。
    After the termination of contract, Party B shall empty the rental housing within ten days, and return it to Party A on time. (Party B has priority leasehold, but the price shall be renegotiated).
8、 租赁期间内，房产费、土地使用税由甲方承担；水、电、煤气、通讯费、物业管理费自租赁之日起由乙方承担。

     During the lease term, the property costs and land use charge shall be borne by Party A; water, power, gas, communication fees, management fees shall be borne by Party B since the lease date.
六、 本合同未尽事宜，双方协商解决，无法协商时，可向仲裁机关申请仲裁。
     Any additional matters in this contract shall be negotiated by both parties. Both parties can apply for arbitration by arbitral authority for the matters that cannot be negotiated.
七、 本合同一式二份，双方各执一份，签字之日起生效。
     This contract is in duplicate, each party holding one, and shall take effect since the signing date.

甲方（签章）：	乙方（签章）：
Party A (Signature):	Party B (Signature):

身份证号码：	身份证号码：
ID Number:	ID Number:

联系电话：	联系电话：
Contact Number:	Contact Number:

                              签订时间：    年  月  日
             Signing Date: